UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 14, 2012
Diamond Resorts Corporation
(Exact name of registrant as specified in its charter)

Maryland	333-172772	95-4582157
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 14, 2012, Diamond Resorts Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2012. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished as part of this Report on Form 8-K:

99.1	News Release by Diamond Resorts Corporation dated November 14, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts Corporation
November 14, 2012	By: /s/ David F. Palmer Name: David F. Palmer Title: President and Chief Financial Officer